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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2004
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      1-14896                  11-3027591
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)


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

Item 5.  Other Events
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     On January 26, 2004, the Network-1 Security Solutions, Inc. (the "Company")
issued the following press release:

     Network-1 Security Solutions, Inc. (OTC:NSSI.PK) today announced several changes to its management team and Board of Directors. Corey M. Horowitz has become Chairman and Chief Executive Officer of the Company. Mr. Horowitz is currently Chairman of the Board of Directors and will retain that title. Mr. Horowitz is President of CMH Capital Management Corp. ("CMH"), a New York based investment management firm specializing in private equity investments and providing financial advisory services. CMH previously rendered financial advisory services to the Company.

     Network-1 also announced that Robert Pons and Robert Graifman have accepted positions on its Board of Directors. Mr. Pons is currently Chief Executive Officer of SmartServ Online, Inc. (OTCBB:SSRV). Prior thereto he was President and founder of FreedomPay, Inc. and President and Chief Executive Officer of Lifesafety Solutions, Inc. Mr. Pons has over 20 years of senior experience with telecommunication service companies including MCI, Inc. and Sprint, Inc.

     Robert Graifman, is Managing Member of Skyfarm Management, LLC, a New Jersey based investment Management Company and Managing Member of Federal Autocat Recycling, LLC. He also served as Chief Financial Officer of Gilo Ventures, LLP, a California based venture capital firm focused on emerging technology companies.

     The Company also announced the departure of Edward James as Interim Chief Executive Officer, Chief Financial Officer and member of the Board of Directors of the Company. Mr. James held these positions since January 2003 in connection with the winding up of the Company's security software business.

     "Ed has been a key contributor to the Company's evolution from a security software vendor to an intellectual property licensing company", said Corey M. Horowitz. "His wealth of experience combined with his understanding of the issues facing companies going through material change allowed us to smoothly execute our restructuring plan. His efforts on the Company's behalf are greatly appreciated."

     Network-1 further announced the appointment of David C. Kahn as Chief Financial Officer of the Company. Mr. Kahn is a Certified Public Accountant specializing in, among other things, providing accounting services to private and public companies. Mr. Kahn is also a faculty member of Yeshiva University in New York. During his career, Mr. Kahn was employed by Laventhol & Horwath and Deloitte & Touche and acted as Chief Financial Officer of Ross Bicycles, Inc.

About Network-1 Security Solutions, Inc.

     In November 2003, Network-1 entered the intellectual property licensing business in connection with the acquisition of several telecommunications and networking patents. As part of its new business strategy, it will pursue licensing opportunities related to the technologies covered by the Patent Portfolio as well as pursue the acquisition of additional patents.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  February 9, 2004                By:  /s/ Corey M. Horowitz
                                             -----------------------------------
                                             Name: Corey M. Horowitz
                                             Title: Chairman & Chief Executive
                                             Officer